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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 15, 2005

                          SYNOVA HEALTHCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                       000-51492              91-1951171
 (State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)                File Number)         Identification No.)


              1400 N. Providence Road, Suite 6010, Media, PA 19063
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (610) 565-7080

          _____________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 15, 2005, Synova Healthcare Group, Inc. (the "Company") entered into an employment agreement with Robert Edwards, under which Mr. Edwards will serve as the Company's Chief Financial Officer, effective on September 19, 2005. The employment agreement provides that Mr. Edwards' base salary will be $130,000 per year. In addition, effective January 1, 2006, the Company will grant Mr. Edwards a monthly car allowance of $500. Under the employment agreement, the Company will grant Mr. Edwards an option to purchase 200,000 shares of common stock of the Company at an exercise price of $2.50 per share, expiring on September 19, 2015. The stock option grant is exercisable in equal increments of 50,000 after each of Mr. Edwards' first four years of employment. In addition, under the employment agreement, Mr. Edwards is entitled to vacation, health insurance and other benefits consistent with those granted to other Company employees.

         The agreement is not for a specified term and may be terminated at any time by the Company or Mr. Edwards.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         The Company appointed Robert Edwards as its Chief Financial Officer effective as of September 19, 2005. The information provided above in response to Item 1.01 is hereby incorporated by reference into this Item 5.02.

         During the past nine years, Mr. Edwards, age 48, had served as Chief Executive Officer and Executive Vice President of Colortronic, Inc.

         On September 21, 2005, the Company issued a press release announcing Mr. Edwards' appointment as Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         The following exhibit is filed herewith:


         Exhibit No.       Description
         -----------       -----------

         99.1              Press Release dated September 21, 2005.











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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             SYNOVA HEALTHCARE GROUP, INC.



Date: September 21, 2005                     By:  /s/ Stephen E. King
                                                  ------------------------------
                                                  Name:  Stephen E. King
                                                  Title: Chief Executive Officer




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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.        Description
-----------        -----------

99.1               Press Release dated September 21, 2005.